EXHIBIT 10.7

AMENDMENT NO. 1 TO THE

BRIDGE LOAN AGREEMENT

         This  Amendment  No. 1 to the  Bridge Loan  Agreement  (this "Amendment")  is entered  into as of the 9TH day of July, 2008, by and  among  S3 Investment Company, Inc., a California corporation (the “Company” or “SIVC”), and the investors listed on the SCHEDULE OF INVESTORS attached to the original Bridge Loan Agreement (the “Investors”).

Investors and the Company have previously entered into that certain Bridge Loan Agreement dated January 28, 2008 (the "Agreement").  Investors and the Company desire to amend the Agreement as provided herein. Terms defined in the Agreement which are used herein shall have the same meanings as set forth in the Agreement, unless otherwise specified.

         NOW, THEREFORE, Investors and the Company hereby modify and amend the Agreement as follows:

         1. The first sentence of Section 2.2(a) of the Agreement is hereby amended in its entirety to read as follows:

“On the funding dates set forth below, the Company may, at one or more additional closings (each an “Additional Closing”), issue and sell to the Investors additional Senior Notes in the amount set forth opposite such Investor’s name listed on the Schedule of Investors, and such Senior Notes having an aggregate principal amount of up to $500,000, provided, however, that achievement of the milestone event at each such Additional Closing shall have been previously approved by a majority of the aggregate principal amount of the Senior Notes:”

         2. The Schedule of Investors to the Agreement is hereby amended in its entirety to read as follows:

SCHEDULE TO

BRIDGE LOAN AGREEMENT

SCHEDULE OF INVESTORS

NAME AND ADDRESS                                 INITIAL LOAN

 AMOUNT

Ancora Greater China Fund, LP (“Ancora”)

$66,667

One Chagrin Highlands

2000 Auburn Drive No. 300

Cleveland, OH 44122

Attn:  John Micklitsch

The Bosphorous Group, Inc. (“Bosphorous”)

$20,833

318 North Carson Street, Suite 208

Carson City, NV 89701

attn:  Daniel J. McClory, President

EIN:  88-0418148

Matthew Hayden (“Hayden”)

$12,500

Hayden Communications, Inc.

c/o Jennifer Heady

9734 Anchor Drive

Longs, SC 29568

Office (760) 994-0034

Cell (760) 613-3695

 matt@haydenir.com

Stephen S. Taylor (“Taylor”)

      $0

1376 North Doheny Drive

Los Angeles, CA 90069

ADDITIONAL CLOSINGS:
Name	Date	Amount
	1-Feb
Ancora		$40,000
Bosphorous		$12,500
Hayden		$7,500
Taylor		$0
	7-Mar
Ancora		$40,000
Bosphorous		$0
Hayden		$0
Taylor		$20,000
	4-Apr
Ancora		$40,000
Bosphorous		$0
Hayden		$0
Taylor		$20,000
	2-May
Ancora		$40,000
Bosphorous		$2,083
Hayden		$1,250
Taylor		$16,667
	6-June
Ancora		$40,000
Bosphorous		$6,250
Hayden		$3,750
Taylor		$10,000
	3-July
Ancora		$40,000
Bosphorous		$6,250
Hayden		$3,750
Taylor		$10,000
	1-August
Ancora		$40,000
Bosphorous		$6,250
Hayden		$3,750
Taylor		$10,000
	5-September
Ancora		$53,334
Bosphorous		$8,333
Hayden		$5,000
Taylor		$13,333

3.  The term “Investors” in the Agreement shall mean the investors listed on the SCHEDULE OF INVESTORS as amended by this Amendment.

4.  In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as supplemented, amended and modified, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company and Investors have executed this Amendment as of the day and year first written above.

S3 INVESTMENT COMPANY, INC.

By /s/ James S. Bickel, Sr.

Name:  James S. Bickel, Sr.

Title:  President

Investors:

ANCORA GREATER CHINA FUND, LP

By /s/ John Micklitsch

Name:  John Micklitsch

THE BOSPHOROUS GROUP, INC.

By /s/ Daniel J. McClory

Name:  Daniel J. McClory

Title:  President

By /s/ Matthew Hayden

Name: Matthew Hayden

By his acceptance below this day of July 9, 2008, the undersigned additional Investor hereby agrees to the terms and conditions of the Agreement and consents to the above-stated terms.

/s/ Stephen Taylor

Stephen Taylor